UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: March 14, 2002

COMMISSION FILE NO. 0-27358

DOCUMENTUM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4261421 (I.R.S. Employer Identification No.)

6801 Koll Center Parkway, Pleasanton, California (Address of principal executive offices)	94566-7047 (Zip Code)

(Registrant’s telephone number, including area code): (925) 600-6800

         Indicate by check mark whether the registrant has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes No

ITEM 4. Changes in Registrant’s Certifying Accountant
ITEM 7. Exhibits
Exhibit 16.1
SIGNATURE

DOCUMENTUM, INC.
FORM 8-K

Item 4. Changes in Registrant’s Certifying Accountant

Item 7. Financial Statements and Exhibits

Signatures

Index to Exhibits

Letter to the Registrant from Arthur Andersen LLP regarding change in certifying accountant

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ITEM 4. Changes in Registrant’s Certifying Accountant

Arthur Andersen LLP (Andersen) was previously the principal accountants for the Company. On March 14, 2002 that firm’s appointment as principal accountants was terminated and KPMG LLP (KPMG) was engaged as principal accountants. The decision to change accountants was approved by the audit committee and the board of directors. The appointment of KPMG, will be presented to the stockholders for ratification at the Company’s 2002 Annual Meeting of Stockholders.

In connection with the audits of the two fiscal years ended December 31, 2001, and subsequent interim period through March 14, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Andersen on the consolidated financial statements of Documentum, Inc. and its subsidiaries as of December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company provided Andersen with a copy of the foregoing disclosures. A letter from Andersen stating its agreement with such statements is attached as Exhibit 16.1 to this Report.

During the year ended December 31, 2001, and the subsequent interim period through March 14, 2002, the Company did not consult with KPMG LLP regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. Exhibits

(c) Exhibits

16.1 Letter to the Registrant from Arthur Andersen LLP dated March 20, 2002 regarding change in Certifying Accountant

Exhibit 16.1

March 20, 2002

Office of the Chief Accountant Securities and Exchange Commission 450 Fifth Street, N.W. Washington, D.C. 20549

Dear Sir:

We have read the first 3 paragraphs of Item 4 included in the Form 8-K dated
March 20, 2002 of Documentum, Inc. to be filed with the Securities and
Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

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SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized, on this 20th day of March, 2002.

DOCUMENTUM, INC. (Registrant)

By: /s/ Bob L. Corey Bob L. Corey Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter to the Registrant from Arthur Andersen LLP dated March 20, 2002 regarding change in Certifying Accountant

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